Exhibit 28 (a) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

INSIGHT INSTITUTIONAL SERIES, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

THIS IS TO CERTIFY THAT:

FIRST: Insight Institutional Series, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its Charter as currently in effect and hereinafter amended. Therefore, the Charter of the Corporation is hereby amended and restated by striking out in its entirety to existing charter and substituting in lieu thereof the following:

FIRST:	The name of the corporation is Federated Total Return Series, Inc. (“Corporation”).

SECOND:	The purpose for which the Corporation is formed is to act as an open-end investment company registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 as amended (the “1940 Act”) and to exercise and generally to enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force.

THIRD:	The post office address of the principal office of the Corporation in the State of Maryland is: c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, which is a corporation organized and existing under the laws of the State of Maryland, the address of which is 32 South Street, Baltimore, Maryland 21202.

FOURTH:	(a) The Corporation is authorized to issue 10,000,000,000 shares of common stock, par value $.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $10,000,000. Subject to the following paragraph, the authorized shares are classified as 2,000,000,000 shares of the Federated Short-Term Total Return Fund, and 2,000,000,000 shares of the Federated Government Total Return Fund. The remaining 6,000,000,000 shares shall remain unclassified until action is taken by the Board of Directors pursuant to the following paragraph. Unless the context otherwise requires, as used in the Charter of the Corporation, the term “class” shall include portfolios, classes and series.

(b)	The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes within series), from time to time, any unissued shares of the stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of the stock.

Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of any and all classes of stock shall be subject to the following:

(i)	The Board of Directors may redesignate a class of stock whether or not shares of such class are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class of stock.

(ii)	The assets attributable to each class may be invested in a common investment portfolio. The assets and liabilities of each series and the income and expenses of each class of the Corporation’s stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation’s stock may vary from class to class. The income or gain and the expense or liabilities of the Corporation shall be allocated to each class of stock as determined by or under the direction of the Board of Directors.

(iii)	Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class. Dividends or distributions shall be paid on shares of a class of stock only out of the assets belonging to that class.

(iv)	In the event of the liquidation or dissolution of the Corporation, the stockholders of each class of the Corporation’s stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, the assets attributable to that class less the liabilities or expenses allocated to that class. The assets so distributable to the stockholders of a class shall be distributed among such stockholders in proportion to the number of shares of that class held by them multiplied by the net asset value of a share of such class on the date of determination and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class of stock, such assets shall be allocated to all classes in proportion to the net asset value of the respective class.

(v)	All holders of shares of stock shall vote as a single class except as may be otherwise required by law pursuant to the 1940 Act or any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, and except with respect to any matter which affects only one or more classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote.

(c)	The Corporation may issue fractional shares. Any fractional share shall carry proportionately all of the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

FIFTH:	(a) The number of Directors of the Corporation is presently 13.

The number may be changed by the By-Laws of the Corporation or by the Board of Directors pursuant to the By-Laws.

(b)	The names of the present Directors who shall act until their successors are elected and qualify, are:

John F. Donahue	Edward L. Flaherty, Jr.
John T. Conroy, Jr.	Peter E. Madden
William J. Copeland	Gregor F. Meyer
Wesley W. Posvar	Marjorie P. Smuts
James E. Dowd	Lawrence D. Ellis, M.D.
John E. Murray, Jr.	Richard B. Fisher
Thomas G. Bigley

SIXTH:	(a) To the extent the Corporation has funds or property legally available therefor, each shareholder shall have the right at such times as may be permitted by the Corporation, but no less frequently than as required under the 1940 Act, to require the Corporation to redeem all or any part of its shares at a redemption price equal to the net asset value per share next determined after the shares are tendered for redemption, less any applicable redemption fee or deferred and/or contingent deferred sales charge as determined by the Board of Directors. The Board of Directors may adopt requirements and procedures for redemption of shares.

Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the shareholders to require the Corporation to redeem shares of any class pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

(b)	The Corporation shall have the right, excercisable at the discretion of the Board of Directors, to redeem any shareholder’s shares of any class for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than $500 or such lesser or greater amount for such class set forth in the current registration statement of the Corporation filed with the Securities and Exchange Commission, or regardless of the amount, if a shareholder fails to supply a valid taxpayer identification number.

(c)	Each share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article SIXTH of these Articles of Incorporation at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in a material adverse impact on the Corporation or its shareholders.

SEVENTH:	The following provisions are hereby adopted for the purposes of defining, limiting, and regulating the powers of the Corporation and of the Directors and shareholders:

(a)	No shareholder shall have any pre-emptive or preferential right of subscription to any shares or securities of any class whether now or hereafter authorized.

(b)	The presence in person or by proxy of the holders of (a) one-half of the shares of stock of the Corporation on all matters requiring the vote of a Majority of the Outstanding Voting Securities of the Corporation, as defined in the Investment Company Act of 1940, or (b) one-third of shares of stock of the Corporation on all other matters permitted by law, in each case, entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the separate approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the shares of stock of each class entitled to vote separately on the matter shall constitute a quorum.

(c)	In addition to its other powers explicitly or implicitly granted under these Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation (i) is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation, (ii) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation, (iii) is empowered to authorize, without shareholder approval, the issuance and sale from time to time of shares of stock of the Corporation or securities convertible into shares of stock of the Corporation whether now or hereafter authorized on such terms and for such consideration as the Board of Directors may determine, and (iv) is authorized to adopt procedures for determination of and, to the extent deemed desirable by the Board of Directors, to maintain the constant the net asset value of shares of the Corporation’s stock.

(d)	Notwithstanding any provision of the laws of the State of Maryland requiring a greater proportion than a majority of the votes of any or all series or classes of shares entitled to be cast to take or authorize any action, the Corporation shall, except to the extent otherwise required by the 1940 Act, take or authorize any such action that otherwise requires a greater proportion of votes upon the concurrence of a majority of the all votes entitled to be cast thereon.

(e)	The Corporation shall take or authorize any action permitted by the laws of the State of Maryland to be taken upon the concurrence of a majority of shareholders present and voting thereon.

(f)	The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contrary rights, as expressly set forth in any amendment which alters the contract rights, as expressly set forth in its Charter, of any outstanding shares or any class.

(g)	The Board of Directors is expressly authorized to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine, for any class of stock of the Corporation; to declare such dividends or distributions for any class of stock of the Corporation by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions for any class of stock of the Corporation on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of shareholders of such class of stock redeeming their entire ownership of shares.

(h)	Any determination made in good faith by or pursuant to the direction of the Board of Directors as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment or other asset owned or held by the Corporation, as to the number of shares of any class of stock outstanding, as to the income of the Corporation or as to any other matter relating to the determination of net asset value, the declaration of dividends or the issue, sale, redemption or other acquisition of shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

EIGHTH:	(a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

(b)	The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification and advancement of expenses of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to (i) its officers and employees and (ii) those of its agents who are also directors, trustees, officers or employees of Federated Investors, a Delaware business trust (“Federated Investors”) or of subsidiaries of, or of successors to Federated Investors or its subsidiaries to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

(c)	No provision of this Article shall be effective to protect or purport to protect any director, officer, employee or agent of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(d)	References to the Maryland General Corporation Law in these Articles of Incorporation are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

SECOND: The provisions set forth in these Articles of Amendment and Restatement are all the provisions of the Corporation’s Charter currently in affect as hereby amended.

THIRD: The foregoing amendment and restatement of the Charter of the Corporation was recommended and advised by the board of directors and approved by the sole stockholder.

FOURTH: The number of authorized shares of capital stock of the Corporation and the aggregate par value thereof are not increased by these Articles of Amendment and Restatement.

FIFTH: The current address of the principal office of the Corporation is set forth in Article THIRD of the foregoing amendment and restatement of the Charter.

SIXTH: The name and address of the Corporation’s current resident agent is set forth in Article THIRD of the foregoing amendment and restatement of the Charter.

SEVENTH: The number of Directors of the Corporation and the names of those currently in office are set forth in Article FIFTH of the foregoing amendment and restatement of the Charter.

The undersigned Vice President acknowledges that these Articles of Amendment and Restatement are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 21st day of June, 1995.

ATTEST: INSIGHT INSTITUTIONAL SERIES, INC.

/s/ J. Crilley Kelly	By: /s/ J. Christopher Donahue
J. Crilley Kelly	J. Christopher Donahue
Assistant Secretary	Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in the State of Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 10,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $10,000,000. These Articles of Amendment do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors hereby redesignates all shares of (i) Federated Short-Term Total Return Fund as Federated Short-Term Total Return Fund Institutional Shares and of (ii) Federated Government Total Return Fund as Federated Total Return Bond Fund Institutional Shares.

THIRD: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors and is limited to a change expressly permitted by Section 2-605 of the Maryland Corporation Law to be made without action by the shareholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

FOURTH: These Articles of Amendment will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary as of August 28, 1996.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS: FEDERATED TOTAL RETURN SERIES, INC.

/s/ J. Crilley Kelly	/s/ J. Christopher Donahue
J. Crilley Kelly	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 10,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors hereby reclassifies 4,000,000,000 of the authorized and previously unissued shares of common stock of the Corporation as follows: 1,000,000,000 shares of Federated Short-Term Total Return Fund Institutional Shares are re-classified into and 1,000,000,000 shares of Federated Short-Term Total Return Fund Institutional Service Shares. 1,000,000,000 shares of Federated Total Return Bond Fund Institutional Shares are re-classified into 1,000,000,000 shares of Federated Total Return Bond Fund Institutional Service Shares. 2,000,000,000 of the authorized but unissued and previously unclassified shares of common stock of the Corporation are classified as 1,000,000,000 shares of Federated Total Return Limited Duration Fund Institutional Shares and 1,000,000,000 shares of Federated Total Return Limited Duration Fund Institutional Service Shares. Following the aforesaid classification and reclassification of unissued shares, the Corporation will have 1,000,000,000 shares each designated as Federated Short-Term Total Return Fund Institutional Shares, Federated Short-Term Total Return Fund Institutional Service Shares, Federated Total Return Bond Fund Institutional Shares, Federated Total Return Bond Fund Institutional Service Shares, Federated Total Return Limited Duration Fund Institutional Shares, and Federated Total Return Limited Duration Fund Institutional Service Shares, and 4,000,000,000 unclassified shares, for an aggregate of 10,000,000,000 shares with a par value of $.001 each and an aggregate par value of $10,000,000.

THIRD: The shares of common stock classified and reclassified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FOURTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

FIFTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary as of August 30, 1996.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS: FEDERATED TOTAL RETURN SERIES, INC.

/s/ J. Crilley Kelly	By: /s/ J. Christopher Donahue
J. Crilley Kelly	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 10,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:        The Board of Directors of the Corporation hereby classifies 4,000,000,000 of the authorized but previously unclassified and unissued shares of common stock of the Corporation as follows:

Class	Number of Shares

Federated Total Return Government Fund
Institutional Shares	1,000,000,000

Federated Total Return Government Fund
Institutional Service Shares	1,000,000,000

Federated Limited Duration Government Fund
Institutional Shares	1,000,000,000

Federated Limited Duration Government Fund
Institutional Service Shares	1,000,000,000

THIRD:       The Board of Directors of the Corporation hereby re-classifies 1,000,000,000 unissued shares of Federated Short-Term Total Return Fund Institutional Shares as authorized but unclassified and unissued shares of common stock of the Corporation and 1,000,000,000 unissued shares of Federated Short-Term Total Return Fund Institutional Service Shares are re-classified as authorized but unclassified and unissued shares of common stock of the Corporation.

FOURTH:       Following the aforesaid classification and reclassification of unissued shares, the Corporation will have the following authorized capital:

Federated Total Return Government Fund
Institutional Shares	1,000,000,000

Federated Total Return Government Fund
Institutional Service Shares	1,000,000,000

Federated Limited Duration Government Fund
Institutional Shares	1,000,000,000

Federated Limited Duration Government Fund
Institutional Service Shares	1,000,000,000

Federated Total Return Bond Fund
Institutional Shares	1,000,000,000

Federated Total Return Bond Fund
Institutional Service Shares	1,000,000,000

Federated Total Return Limited Duration Fund
Institutional Shares	1,000,000,000

Federated Total Return Limited Duration Fund
Institutional Service Shares	1,000,000,000

Unclassified Shares	2,000,000,000

Total Shares	10,000,000,000

FIFTH: The shares of common stock classified and reclassified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

SIXTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SEVENTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary as of November 14, 1996.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS: FEDERATED TOTAL RETURN SERIES, INC.

/s/ J. Crilley Kelly	By: /s/ J. Christopher Donahue
J. Crilley Kelly	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST:       The Corporation hereby renames all of the shares of (i) Federated Total Return Government Fund Institutional Shares; (ii) Federated Total Return Government Fund Institutional Service Shares; (iii) Federated Total Return Limited Duration Fund Institutional Shares; and (iv) Federated total Return Limited Duration Fund Institutional Service Shares as follows:

Old Name New Name

Federated Total Return Government Fund Federated Government Fund

Institutional Shares Institutional Shares

Federated Total Return Government Fund Federated Government Fund

Institutional Service Shares Institutional Service Shares

Federated Total Return Limited Duration Fund Federated Limited Duration Fund

Institutional Shares Institutional Shares

Federated Total Return Limited Duration Federated Limited Duration

Fund Institutional Service Shares Fund Institutional Service Shares

SECOND:       The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Company is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of May 14, 1997, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.
/s/ J. Crilley Kelly	By: /s/ J. Christopher Donahue
J. Crilley Kelly	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST:       The Corporation hereby renames all of the shares of (i) Federated Total Return Government Fund Institutional Shares; (ii) Federated Total Return Government Fund Institutional Service Shares; (iii) Federated Total Return Limited Duration Fund Institutional Shares; and (iv) Federated total Return Limited Duration Fund Institutional Service Shares as follows:

Old Name	New Name
Federated Government Fund	Federated Mortgage Fund
Institutional Shares	Institutional Shares

Federated Government Fund	Federated Mortgage Fund
Institutional Service Shares	Institutional Service Shares

SECOND:       The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Company is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of June 4, 1998, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ Anthony R. Bosch	By: /s/ J. Christopher Donahue
Anthony R. Bosch	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST:       The Corporation hereby renames all of the shares of (i) Federated Limited Duration Government Fund Institutional Shares and (ii) Federated Limited Duration Government Fund Institutional Service Shares as follows:

Old Name	New Name
Federated Limited Duration	Federated Ultrashort Bond Fund
Government Fund Institutional Shares	Institutional Shares

Federated Limited Duration	Federated Ultrashort Bond Fund
Government Fund Institutional Service	Institutional Service Shares
Shares

SECOND:       The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Company is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of October 14, 1998, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ Anthony R. Bosch	By: /s/ J. Christopher Donahue
Anthony R. Bosch	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 10,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby re-classifies 1,000,000,000 unissued shares of Federated Ultrashort Bond Fund Institutional Shares as unissued shares of common stock of Federated Ultrashort Bond Fund Institutional Service Shares.

THIRD:       Following the aforesaid reclassification of unissued shares, the Corporation will have the following authorized capital:

Federated Mortgage Fund	1,000,000,000
Institutional Shares

Federated Mortgage Fund	1,000,000,000
Institutional Service Shares

Federated Ultrashort Bond Fund	2,000,000,000
Institutional Service Shares

Federated Total Return Bond Fund	1,000,000,000
Institutional Shares

Federated Total Return Bond Fund	1,000,000,000
Institutional Service Shares

Federated Limited Duration Fund	1,000,000,000
Institutional Shares

Federated Limited Duration Fund	1,000,000,000
Institutional Service Shares

Unclassified Shares	2,000,000,000
Total Shares	10,000,000,000

FOURTH: The shares of common stock reclassified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a.        Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b.        At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary as of October 15, 1998.

       The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ Anthony R. Bosch	By: /s/ J. Christopher Donahue
Anthony R. Bosch	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 10,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies 1,000,000,000 unissued shares of Federated Ultrashort Bond Fund Institutional Service Shares as unissued shares of common stock of Federated Ultrashort Bond Fund Institutional Shares.

THIRD:       Following the aforesaid reclassification of unissued shares, the Corporation will have the following authorized capital:

Federated Mortgage Fund	1,000,000,000
Institutional Shares

Federated Mortgage Fund	1,000,000,000
Institutional Service Shares

Federated Ultrashort Bond Fund	1,000,000,000
Institutional Shares

Federated Ultrashort Bond Fund	1,000,000,000
Institutional Service Shares

Federated Total Return Bond Fund	1,000,000,000
Institutional Shares

Federated Total Return Bond Fund	1,000,000,000
Institutional Service Shares

Federated Limited Duration Fund	1,000,000,000
Institutional Shares

Federated Limited Duration Fund	1,000,000,000
Institutional Service Shares

Unclassified Shares	2,000,000,000
Total Shares	10,000,000,000

FOURTH: The shares of common stock reclassified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a.        Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b.        At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary as of March 6, 2000.

       The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ C. Grant Anderson	By: /s/ J. Christopher Donahue
C. Grant Anderson	J. Christopher Donahue
Assistant Secretary	Executive Vice President

ARTICLES SUPPLEMENTARY

OF

FEDERATED TOTAL RETURN SERIES, INC.

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The aggregate number of shares of Common Stock that the Corporation has authority to issue is increased by five billion (5,000,000,000) shares of which one billion (1,000,000,000) of such shares shall be classified as Federated Total Return Bond Fund Class A, one billion (1,000,000,000) shares as Federated Total Return Bond Fund Class B, one billion (1,000,000,000) shares as Federated Total Return Bond Fund Class C, and two billion (2,000,000,000) shares shall be unclassified.

SECOND: The shares of Common Stock classified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and as set forth below:

a.        Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b.        At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

THIRD: Immediately before the increase in the aggregate number of shares as set forth in Article FIRST hereto, the Corporation was authorized to issue ten billion (10,000,000,000) shares of Common Stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of ten million dollars ($10,000,000), of which one billion (1,000,000,000) shares were classified as Federated Mortgage Fund Institutional Shares, one billion (1,000,000,000) shares were classified as Federated Mortgage Fund Institutional Service Shares, one billion (1,000,000,000) shares were classified as Federated Ultrashort Bond Fund Institutional Shares, one billion (1,000,000,000) shares were classified as Federated Ultrashort Bond Fund Institutional Service Shares, one billion (1,000,000,000) shares were classified as Federated Total Return Bond Fund Institutional Shares, one billion (1,000,000,000) shares were classified as Federated Total Return Bond Fund Institutional Service Shares, one billion (1,000,000,000) shares were classified as Federated Limited Duration Fund Institutional Shares, one billion (1,000,000,000) shares were classified as Federated Limited Duration Fund Institutional Service Shares, and two billion (2,000,000,000) shares were unclassified.

FOURTH: As hereby increased and classified, the total number of shares of stock which the Corporation has authority to issue is fifteen billion (15,000,000,000) shares of Common Stock, all of which are of a par value of one tenth of one cent ($.001) per share having an aggregate par value of fifteen million dollars ($15,000,000), which are classified as follows:

Federated Mortgage Fund	1,000,000,000
Institutional Shares

Federated Mortgage Fund	1,000,000,000
Institutional Service Shares

Federated Ultrashort Bond Fund	1,000,000,000
Institutional Shares

Federated Ultrashort Bond Fund	1,000,000,000
Institutional Service Shares

Federated Total Return Bond Fund	1,000,000,000
Institutional Shares

Federated Total Return Bond Fund	1,000,000,000
Institutional Service Shares

Federated Limited Duration Fund	1,000,000,000
Institutional Shares

Federated Limited Duration Fund	1,000,000,000
Institutional Service Shares

Federated Total Return Bond Fund
Class A Shares	1,000,000,000

Federated Total Return Bond Fund
Class B Shares	1,000,000,000

Federated Total Return Bond Fund
Class C Shares	1,000,000,000

Unclassified Shares	4,000,000,000
Total Shares	15,000,000,000

FIFTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

SIXTH: The Board of Directors of the Corporation increased the total number of shares of Common Stock the Corporation has authority to issue pursuant to Section 2-105(c) of the Maryland General Corporation Law and classified the increased shares pursuant to authority provided in the Corporation’s charter.

The undersigned Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief the matters and facts set forth in these Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed and filed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on June 1, 2001.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ C. Grant Anderson	By: /s/ Jopseph M. Balestrino
C. Grant Anderson	Joseph M. Balestrino
Assistant Secretary	Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 15,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $15,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:        The Board of Directors of the Corporation hereby classifies 2,000,000,000 of the authorized but previously unclassified and unissued shares of common stock of the Corporation as follows:

Class	Number of Shares

Federated Ultrashort Bond Fund Class A Shares	2,000,000,000

THIRD:       Following the aforesaid classification of unissued shares, the Corporation will have the following authorized capital:

Federated Mortgage Fund	1,000,000,000
Institutional Shares

Federated Mortgage Fund	1,000,000,000
Institutional Service Shares

Federated Ultrashort Bond Fund	1,000,000,000
Institutional Shares

Federated Ultrashort Bond Fund	1,000,000,000
Institutional Service Shares

Federated Ultrashort Bond Fund	2,000,000,000
Class A Shares

Federated Total Return Bond Fund	1,000,000,000
Institutional Shares

Federated Total Return Bond Fund	1,000,000,000
Institutional Service Shares

Federated Limited Duration Fund	1,000,000,000
Institutional Shares

Federated Limited Duration Fund	1,000,000,000
Institutional Service Shares

Federated Total Return Bond Fund
Class A Shares	1,000,000,000

Federated Total Return Bond Fund
Class B Shares	1,000,000,000

Federated Total Return Bond Fund
Class C Shares	1,000,000,000

Unclassified Shares	2,000,000,000
Total Shares	15,000,000,000

FOURTH: The shares of common stock classified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary as of September 23, 2002.

The undersigned, John W. McGonigle, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ G. Andrew Bonnewell	By: John W. McGonigle
Name: G. Andrew Bonnewell	Name: John W. McGonigle
Title: Assistant Secretary	Title: Executive Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 15,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $15,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby classifies 1,000,000,000 of the authorized but previously unclassified and unissued shares of common stock of the Corporation as follows:

Class	Number of Shares

Federated Total Return Bond Fund	1,000,000,000
Class K Shares

THIRD: Following the aforesaid classification of unissued shares, the Corporation will have the following authorized capital:

Federated Mortgage Fund	1,000,000,000
Institutional Shares

Federated Mortgage Fund	1,000,000,000
Institutional Service Shares

Federated Ultrashort Bond Fund	1,000,000,000
Institutional Shares

Federated Ultrashort Bond Fund	1,000,000,000
Institutional Service Shares

Federated Ultrashort Bond Fund	2,000,000,000
Class A Shares

Federated Total Return Bond Fund	1,000,000,000
Institutional Shares

Federated Total Return Bond Fund	1,000,000,000
Institutional Service Shares

Federated Limited Duration Fund	1,000,000,000
Institutional Shares

Federated Limited Duration Fund	1,000,000,000
Institutional Service Shares

Federated Total Return Bond Fund	1,000,000,000
Class A Shares

Federated Total Return Bond Fund	1,000,000,000
Class B Shares

Federated Total Return Bond Fund	1,000,000,000
Class C Shares

Federated Total Return Bond Fund	1,000,000,000
Class K Shares

Unclassified Shares	1,000,000,000

Total Shares	15,000,000,000

FOURTH: The shares of common stock classified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary as of February 27, 2004.

The undersigned, John W. McGonigle, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ Todd P. Zerega	By: /s/ John W. McGonigle
Name: Todd P. Zerega	Name: John W. McGonigle
Title: Assistant Secretary	Title: Executive Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES OF AMENDMENT

Federated Total Return Series, Inc. a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the "Corporation”), certifies to the Maryland State Department of Assessments and Taxation (the “MSDAT”) that:

FIRST: The Charter of the Corporation is amended by reducing the number of the Corporation’s Federated Ultrashort Bond Fund Institutional Shares, Federated Ultrashort Bond Fund Institutional Service Shares and Federated Ultrashort Bond Fund Class A shares through a one to five (1:5) reverse split ratio for stockholders of record at the time of filing of these Articles of Amendment with the MSDAT.

SECOND: Effective as of December 5, 2005:

a)        The Corporation shall effect a five for one reverse stock split (the “Stock Split”)for all of the Corporation’s Federated Ultrashort Bond Fund Institutional Shares (“Old FUBFIS Shares”), Federated Ultrashort Bond Fund Institutional Service Shares (“Old FUBFISS Shares”), Federated Ultrashort Bond Fund Class A Shares (“Old FUBFA Shares) and, in order to effectuate the Stock Split, (i) each Old FUBFIS Share shall be changed and reclassified into .20 FUBFIS Shares (“New FUBFIS Shares”) resulting in a decrease in 229,811,341.506 of Old FUBFIS Shares to 45,962,268.301 shares of New FUBFIS Shares ii) each Old FUBFISS Share shall be changed and reclassified into .20 FUBFISS Shares (“New FUBFISS Shares”) resulting in a decrease in 72,387,188.081 of Old FUBFISS Shares to 14,477,437.616 shares of New FUBFISS Shares and iii) each Old FUBFA Share shall be changed and reclassified into ..20 FUBFA Shares (“New FUBFA Shares”) resulting in a decrease in 70,369,047.564 of Old FUBFA Shares to 14,073,809.513 shares of New FUBFA Shares and iv) each share of Old FUBFIS, Old FUBISS, and FUBFA Share issued and then outstanding as of the date of the Articles of Amendment (the “Effective Date”) shall be converted into .20 shares of New FUBFIS Shares, New FUBFISS, and New FUBFFA, respectively.

b)       That as of the Effective Date, all issued and outstanding shares of Old FUBFIS Shares, Old FUBFISS Shares and Old FUBFA shares shall automatically, without any action on the part of the holder thereof, be converted into shares of New FUBFIS, New FUBFISS Shares and New FUBFA Shares respectively and all rights with respect to Old FUBFIS Shares, Old FUBFISS Shares, and Old FUBFA Shares shall terminate, and the stock ledger and the books and records of the Corporation shall be adjusted to reflect the foregoing change.

THIRD: The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the Charter amendment is limited to a change expressly permitted by Section 2-309 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940 as amended.

FOURTH: This amendment does not increase the authorized capital stock of the Corporation and does not amend the description of any class of stock as set forth in the Charter.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Assistant Secretary, as of the ____ day of November, 2005.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information, and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

FEDERATED TOTAL RETURN SERIES, INC.

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

ATTEST:

/s/ Andrew P. Cross

Name: Andrew P. Cross

Title: Assistant Secretary

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the Maryland State Department of Assessments and Taxation that:

FIRST:       The Corporation hereby renames all of the shares of Federated Total Return Bond Fund Class K Shares as follows:

Old Name	New Name
Federated Total Return Bond Fund	Federated Total Return Bond Fund
Class K Shares	Class R Shares

SECOND:       The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Company is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of February 1, 2011, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ Todd P. Zerega	By: /s/ J. Christopher Donahue
Todd P. Zerega	J. Christopher Donahue
Assistant Secretary	Executive Vice President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the Maryland State Department of Assessments and Taxation that:

FIRST:       The Corporation hereby renames all of the shares of Federated Mortgage Fund Institutional Service Shares, Federated Total Return Bond Fund Institutional Service Shares and Federated Ultrashort Bond Fund Institutional Service Shares as follows:

Old Name	New Name
Federated Mortgage Fund	Federated Mortgage Fund
Institutional Service Shares	Service Shares

Federated Total Return Bond Fund	Federated Total Return Bond Fund
Institutional Service Shares	Service Shares

Federated Ultrashort Bond Fund	Federated Ultrashort Bond Fund
Institutional Service Shares	Service Shares

SECOND:       The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Company is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of July 11, 2011, to become effective on September 30, 2011, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ Alicia G. Powell	By: /s/ J. Christopher Donahue
Alicia G. Powell	J. Christopher Donahue
Assistant Secretary	President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 15,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $15,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby classifies 1,000,000,000 of the authorized but previously unclassified and unissued shares of common stock of the Corporation as follows:

Class	Number of Shares

Federated Total Return Bond Fund – Class R6 Shares	1,000,000,000

THIRD: Following the aforesaid classification of unissued shares, the Corporation will have the following authorized capital:

Federated Mortgage Fund – Institutional Shares	1,000,000,000

Federated Mortgage Fund – Service Shares	1,000,000,000

Federated Total Return Bond Fund – Class A Shares	1,000,000,000

Federated Total Return Bond Fund – Class B Shares	1,000,000,000

Federated Total Return Bond Fund – Class C Shares	1,000,000,000

Federated Total Return Bond Fund – Class R Shares	1,000,000,000

Federated Total Return Bond Fund – Class R6 Shares	1,000,000,000

Federated Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Total Return Bond Fund – Service Shares	1,000,000,000

Federated Ultrashort Bond Fund – Class A Shares	2,000,000,000

Federated Ultrashort Bond Fund – Institutional Shares	1,000,000,000

Federated Ultrashort Bond Fund – Service Shares	1,000,000,000

Unclassified Shares	2,000,000,000

Total Shares	15,000,000,000

FOURTH: The shares of common stock classified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of March 27, 2015.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ Peter J. Germain	/s/ J. Christopher Donahue
Name: Peter J. Germain	Name: J. Christopher Donahue
Title: Assistant Secretary	Title: President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 15,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $15,000,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby classifies 1,000,000,000 of the authorized but previously unclassified and unissued shares of common stock of the Corporation as follows:

Class	Number of Shares

Federated Total Return Bond Fund – Class T Shares	1,000,000,000

THIRD: Immediately before the classification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue 15,000,000,000 shares in common stock, par value $.001 per share, with an aggregate par value of 15,000,000,000 which were classified as follow:

Federated Mortgage Fund – Institutional Shares	1,000,000,000

Federated Mortgage Fund – Service Shares	1,000,000,000

Federated Total Return Bond Fund – Class A Shares	1,000,000,000

Federated Total Return Bond Fund – Class B Shares	1,000,000,000

Federated Total Return Bond Fund – Class C Shares	1,000,000,000

Federated Total Return Bond Fund – Class R Shares	1,000,000,000

Federated Total Return Bond Fund – Class R6 Shares	1,000,000,000

Federated Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Total Return Bond Fund – Service Shares	1,000,000,000

Federated Ultrashort Bond Fund – Class A Shares	2,000,000,000

Federated Ultrashort Bond Fund – Institutional Shares	1,000,000,000

Federated Ultrashort Bond Fund – Service Shares	1,000,000,000

Unclassified Shares	2,000,000,000

Total Shares	15,000,000,000

Following the aforesaid classification of unissued shares, as set forth in Article SECOND hereto, the Corporation will have the following authorized capital:

Federated Mortgage Fund – Institutional Shares	1,000,000,000

Federated Mortgage Fund – Service Shares	1,000,000,000

Federated Total Return Bond Fund – Class A Shares	1,000,000,000

Federated Total Return Bond Fund – Class B Shares	1,000,000,000

Federated Total Return Bond Fund – Class C Shares	1,000,000,000

Federated Total Return Bond Fund – Class R Shares	1,000,000,000

Federated Total Return Bond Fund – Class R6 Shares	1,000,000,000

Federated Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Total Return Bond Fund – Service Shares	1,000,000,000

Federated Total Return Bond Fund – Class T Shares	1,000,000,000

Federated Ultrashort Bond Fund – Class A Shares	2,000,000,000

Federated Ultrashort Bond Fund – Institutional Shares	1,000,000,000

Federated Ultrashort Bond Fund – Service Shares	1,000,000,000

Unclassified Shares	1,000,000,000

Total Shares	15,000,000,000

FOURTH: The shares of common stock classified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of February 22, 2017.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

(Signature page to follow)

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
Name: George F. Magera	Name: J. Christopher Donahue
Title: Assistant Secretary	Title: President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 15,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $15,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby classifies 500,000,000 of the authorized but previously unclassified and unissued shares of common stock of the Corporation as follows:

Class	Number of Shares

Federated Ultrashort Bond Fund – Class R6 Shares	500,000,000

THIRD: Immediately before the classification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue 15,000,000,000 shares in common stock, par value $.001 per share, with an aggregate par value of 15,000,000 which were classified as follow:

Federated Mortgage Fund – Institutional Shares	1,000,000,000

Federated Mortgage Fund – Service Shares	1,000,000,000

Federated Total Return Bond Fund – Class A Shares	1,000,000,000

Federated Total Return Bond Fund – Class B Shares	1,000,000,000

Federated Total Return Bond Fund – Class C Shares	1,000,000,000

Federated Total Return Bond Fund – Class R Shares	1,000,000,000

Federated Total Return Bond Fund – Class R6 Shares	1,000,000,000

Federated Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Total Return Bond Fund – Service Shares	1,000,000,000

Federated Total Return Bond Fund – Class T Shares	1,000,000,000

Federated Ultrashort Bond Fund – Class A Shares	2,000,000,000

Federated Ultrashort Bond Fund – Institutional Shares	1,000,000,000

Federated Ultrashort Bond Fund – Service Shares	1,000,000,000

Unclassified Shares	1,000,000,000

Total Shares	15,000,000,000

Following the aforesaid classification of unissued shares, as set forth in Article SECOND hereto, the Corporation will have the following authorized capital:

Federated Mortgage Fund – Institutional Shares	1,000,000,000

Federated Mortgage Fund – Service Shares	1,000,000,000

Federated Total Return Bond Fund – Class A Shares	1,000,000,000

Federated Total Return Bond Fund – Class B Shares	1,000,000,000

Federated Total Return Bond Fund – Class C Shares	1,000,000,000

Federated Total Return Bond Fund – Class R Shares	1,000,000,000

Federated Total Return Bond Fund – Class R6 Shares	1,000,000,000

Federated Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Total Return Bond Fund – Service Shares	1,000,000,000

Federated Total Return Bond Fund – Class T Shares	1,000,000,000

Federated Ultrashort Bond Fund – Class A Shares	2,000,000,000

Federated Ultrashort Bond Fund – Institutional Shares	1,000,000,000

Federated Ultrashort Bond Fund – Service Shares	1,000,000,000

Federated Ultrashort Bond Fund – Class R6 Shares	500,000,000

Unclassified Shares	500,000,000

Total Shares	15,000,000,000

FOURTH: The shares of common stock classified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of March 1, 2019.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

(Signature page to follow)

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
Name: George F. Magera	Name: J. Christopher Donahue
Title: Assistant Secretary	Title: President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation hereby renames all of the shares of (i) Federated Mortgage Fund Institutional Shares and (ii) Federated Mortgage Fund Service Shares as follows:

Former Name	New Name
Federated Mortgage Fund Institutional Shares	Federated Select Total Return Bond Fund Institutional Shares

Federated Mortgage Fund Service Shares	Federated Select Total Return Bond Fund Service Shares

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of November 1, 2019, to become effective on November 27, 2019.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

(Signature page to follow)

WITNESS:	FEDERATED TOTAL RETURN SERIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
Name: George F. Magera	Name: J. Christopher Donahue
Title: Assistant Secretary	Title: President

FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES OF AMENDMENT

FEDERATED TOTAL RETURN SERIES, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by striking Article FIRST and inserting the following in its place:

"FIRST: The name of the Corporation is Federated Hermes Total Return Series, Inc."

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment will become effective on June 26, 2020.

IN WITNESS WHEREOF, Federated Total Return Series, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf on June 19, 2020, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST	FEDERATED TOTAL RETURN SERIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED HERMES TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED HERMES TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue 15,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $15,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 1,000,000,000 shares of the authorized and unissued shares of Federated Hermes Total Return Bond Fund Class T Shares as authorized but unclassified and unissued shares;

THIRD: Immediately before the classification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue 15,000,000,000 shares in common stock, par value $.001 per share, with an aggregate par value of 15,000,000 which were classified as follow:

Federated Hermes Select Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Select Total Return Bond Fund – Service Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class A Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class B Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class C Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class R Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class R6 Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Service Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class T Shares	1,000,000,000

Federated Hermes Ultrashort Bond Fund – Class A Shares	2,000,000,000

Federated Hermes Ultrashort Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Ultrashort Bond Fund – Service Shares	1,000,000,000

Federated Hermes Ultrashort Bond Fund – Class R6 Shares	500,000,000

Unclassified Shares	500,000,000

Total Shares	15,000,000,000

Following the aforesaid classification of unissued shares, as set forth in Article SECOND hereto, the Corporation will have the following authorized capital:

Federated Hermes Select Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Select Total Return Bond Fund – Service Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class A Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class B Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class C Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class R Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class R6 Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Service Shares	1,000,000,000

Federated Hermes Ultrashort Bond Fund – Class A Shares	2,000,000,000

Federated Hermes Ultrashort Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Ultrashort Bond Fund – Service Shares	1,000,000,000

Federated Ultrashort Bond Fund – Class R6 Shares	500,000,000

Unclassified Shares	1,500,000,000

Total Shares	15,000,000,000

FOURTH: The shares of common stock classified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Hermes Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of November 18, 2020.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

(Signature page to follow)

WITNESS:	FEDERATED HERMES TOTAL RETURN SERIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
Name: George F. Magera	Name: J. Christopher Donahue
Title: Assistant Secretary	Title: President

FEDERATED HERMES TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY

FEDERATED HERMES TOTAL RETURN SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation hereby renames all of the shares of (i) Federated Select Total Return Bond Fund Institutional Shares and (ii) Federated Select Total Return Bond Fund Service Shares as follows:

Former Name	New Name
Federated Hermes Select Total Return Bond Fund	Federated Hermes Core Bond Fund
Institutional Shares	Institutional Shares
Total Hermes Select Total Return Bond Fund	Federated Hermes Core Bond Fund
Service Shares	Service Shares

SECOND: The Corporation is authorized to issue 15,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $15,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

THIRD: The Board of Directors of the Corporation hereby reclassifies 1,000,000,000 shares of the authorized and unissued shares of Federated Hermes Select Total Return Bond Fund Service Shares as authorized but unclassified and unissued shares;

FOURTH: Immediately before the classification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue 15,000,000,000 shares in common stock, par value $.001 per share, with an aggregate par value of 15,000,000 which were classified as follow:

Federated Hermes Select Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Select Total Return Bond Fund – Service Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class A Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class B Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class C Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class R Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class R6 Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Service Shares	1,000,000,000

Federated Hermes Ultrashort Bond Fund – Class A Shares	2,000,000,000

Federated Hermes Ultrashort Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Ultrashort Bond Fund – Service Shares	1,000,000,000

Federated Ultrashort Bond Fund – Class R6 Shares	500,000,000

Unclassified Shares	1,500,000,000

Total Shares	15,000,000,000

Following the aforesaid classification of unissued shares, as set forth in Article SECOND hereto, the Corporation will have the following authorized capital:

Federated Hermes Core Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Core Bond Fund – Class A Shares	500,000,000

Federated Hermes Core Bond Fund – Class R6 Shares	500,000,000

Federated Hermes Total Return Bond Fund – Class A Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class B Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class C Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class R Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Class R6 Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Total Return Bond Fund – Service Shares	1,000,000,000

Federated Hermes Ultrashort Bond Fund – Class A Shares	2,000,000,000

Federated Hermes Ultrashort Bond Fund – Institutional Shares	1,000,000,000

Federated Hermes Ultrashort Bond Fund – Service Shares	1,000,000,000

Federated Ultrashort Bond Fund – Class R6 Shares	500,000,000

Unclassified Shares	1,500,000,000

Total Shares	15,000,000,000

FIFTH: The shares of common stock classified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s Articles of Amendment and Restatement and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

SIXTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SEVENTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Hermes Total Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of March 31, 2021.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

(Signature page to follow)

WITNESS:	FEDERATED HERMES TOTAL RETURN SERIES, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
Name: George F. Magera	Name: J. Christopher Donahue
Title: Assistant Secretary	Title: President